SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 15, 1996
                                                   -------------------------


                            CIT RV Owner Trust 1996-A
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    Delaware
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                  333-85224-01                      0
    ------------------------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)


                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (201) 740-5000
                                                     -----------------------

                                       N/A
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            -------------

            On November 15, 1996, The Bank of New York (Delaware), as Owner Trustee, made the monthly distribution to the holders of The CIT RV Owner Trust 1996-A, Class A 5.40% Asset Backed Notes and 5.85% Asset Backed Certificates.


Item 7.     Financial Statements and Exhibits.
            ----------------------------------

            (c)   Exhibits.

                  The  following  are  filed   herewith.   The  exhibit  numbers
correspond with Item 601(b) of Regulation S-K.

      Exhibit No.       Description                         Page
      -----------       -----------                         ----

      28                Monthly Report delivered by         3
                        the Trustee to Certificateholders
                        in connection with distributions
                        on November 15, 1996


SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE CIT GROUP/SALES FINANCING,
                                     INC., as servicer



                                     By: /s/ Frank Garcia
                                        --------------------
                                     Name: Frank Garcia
                                     Title:Vice President

Dated:  November   26, 1996

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned states that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of February 1, 1996 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and The Bank of New York (Delaware), as Owner Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further states that:

1.  The Monthly Report for the period from October 1, 1996 to October 31,
                                           ------------------------------
    1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS  WHEREOF,  he has affixed  hereunto  his  signature  this 12th day
                                                                     --------
of November 1996.
-----------------

                                    THE CIT GROUP/SALES FINANCING, INC.


                                    BY /s/ Frank Garcia
                                       ------------------
                                       Frank Garcia
                                       Vice President

                          The CIT RV OWNER TRUST 1996-A
                        CLASS A 5.40% ASSET BACKED NOTES
                         5.85% ASSET BACKED CERTIFICATES
                                 MONTHLY REPORT
                                               End of Period           10/31/96
                                           Determination date          11/12/96
                                           Distribution date           11/15/96




All Payments on the Contracts                                      6,289,072.44
All Liquidation Proceeds on the Contracts with respect
     to Principal                                                    105,949.34
Recoveries on Previously Defaulted/Liquidated Contracts                4,736.13
Repurchased Contracts                                                      0.00
Servicer Advances                                                     91,335.71
Reimbursement of Prior Month Advances                               (108,894.13)
Transfer from Capitalized Interest Account                                 0.00
Investment Earnings on Collection Account                              4,228.05
Transfer of Funds from Pre-Funding Account Available for
     Principal Distribution                                                0.00


Total Amount Available for Distribution                            6,386,427.54

Distribution Amounts
--------------------

1. Aggregate Note Distribution                                     5,961,723.55

2. Aggregate Certificate Distribution                                 67,030.90

    Amounts to Holder of GP Interest                                 172,461.51
    Amounts to Servicer                                              182,037.68
    Interest Payment on Cash Collateral Loan                           3,173.90

Total Distribution                                                 6,386,427.54

Interest
--------

3. Aggregate amount of Interest
          (a) Note Interest @ 5.40                                   898,297.34
          (b) Certificate Interest @ 5.85                             67,030.90


4. Total Distribution in respect of interest
          (a) Note Interest                                          898,297.34
          (b) Certificate Interest                                    67,030.90

Principal
---------

Beginning Outstanding Principal Balance of Notes:                199,621,631.99


5. Formula Principal Distribution Amount                           5,063,426.21

          (a) Stated Principal                                     1,336,920.06
          (b) Principal Prepayments                                3,183,758.08
          (c) Liquidated Contracts                                   138,591.48
          (d) Defaulted Contracts                                    404,156.59
          (e) Repurchased Contracts                                        0.00

6. Distribution made in respect of Principal
          (a) Note                                                 5,063,426.21
          (b) Certificate                                                  0.00


7.  Outstanding Principal Balance of Notes:                      194,558,205.78

8.  Opening Certificate Balance                                   13,749,928.68
           Distribution made in respect of Principal Certificate           0.00
      Closing Certificate Balance                                 13,749,928.68

Contract Pool
-------------
                                                   Number          Amount
                                                   ------          ------
9.   Closing Pool Balance                           8,448        208,308,134.17
10.  Note Pool Factor                                                 0.8235268
11.  Certificate Pool Factor                                          0.9999948


Delinquency Information                               Number          Amount
-----------------------                               ------          ------

12. Delinquent Contracts
          (a) 31-59 Days                                68         1,548,124.79
          (b) 60-89 Days                                30           672,126.36
          (c) 90 Days or more                            9           193,837.25


13. Repossessed Contracts                                4            52,247.89
14. Repossessed Contracts Remaining in Inventory        10           263,809.37

Miscellaneous
-------------

15. Monthly Servicing Fee  (Includ. Amount of Investment Earnings
     on amounts on deposit in the Collection Account)                182,037.68

16.  Amount of Servicer Fee Paid                                     182,037.68

17.  Opening Balance of Cash Collateral Account                    4,800,860.11
           Principal Prepayment to Cash Collateral Depositor        (113,927.09)
          Deposit to Cash Collateral Account                                  -
       Available Balance of Cash Collateral Account at the End
          of the current Period                                    4,686,933.02
       Required Cash Collateral Amount                             4,686,933.02

18.   Opening Balance of funds on deposit in the  Pre-Funding
          Account                                                          0.00
      Monthly interest on Pre-Funding  Account                             0.00
      Transfer of funds from Pre-Funding  Account for Subsequent
          Contracts                                                        0.00
      Transfer of funds from Pre-Funding Account to Capitalized
          Interest Account                                                 0.00
      Transfer of funds from Pre-Funding Account to Available for
          Principal Distribution                                           0.00
      Ending Balance of Prefunding Account                                 0.00

19. Weighted Average Contract Rate of  all Outstanding Contracts           9.94%
      Weighted Average Remaining Term to Maturity Rate of  all
        Outstanding Contracts                                            142.19

20. Number of Subsequent Contracts                                        2,697

21. Aggregate Principal Balance of Subsequent Contracts           68,253,738.25

22. Number of Subsequent Contracts Purchased since the preceding
     Distribution Date                                                        0

23. Aggregate Stated Principal Balance of the Subsequent
      Contracts Purchased  since the preceding Distribution Date           0.00

24.  Opening  Balance in the Capitalized Interest Account                  0.00
           Monthly interest on Capitalized Interest Account                   -
           Transfer of funds from Pre-Funding Account to Capitalized
               Interest Account                                               -
           Transfer of funds from Capitalized Interest Account to
               available for distribution                                     -
     Ending  Balance in the Capitalized Interest Account                      -

25.  Amount of Monthly Advances by Servicer                           89,056.35

26.  Amount of Non-Reimbursable Payments by Servicer                   2,279.36

27.  Amounts to Holder of GP Interest                                172,461.51